

                    Household Finance Corporation
             Household Revolving Home Equity Loan
          Revolving Home Equity Loan Asset Backed
                     Certificates - Series 1996-1
   P & S Agreement Date:              May 1, 1996
 Original Settlement Date:           May 23, 1996
         Series Number of Class A-1 Certificates:
                                        441919AJ6
 Series Number of Class A-2 Certificates:     N/A
  Original Sale Balance:             $819,278,000



Servicer Certificate (Page 1 of 3)

                                                       06/20/2000


Investor Certificateholder Floating Allocation             90.89%
Percentage
Investor Certificateholder Fixed Allocation                97.37%
Percentage

Aggregate Amount of  Collections                     7,776,040.78
     Aggregate Amount of  Interest Collections       2,308,023.27
     Aggregate Amount of  Principal Collections      5,468,017.51

Class A Interest Collections                         2,097,809.16
Class A Principal Collections                        5,196,686.18
Seller Interest Collections                            210,214.11
Seller Principal Collections                           271,331.33

Weighted Average Loan Rate                                 13.68%
Net Loan Rate                                              12.68%

Weighted Average Maximum Loan Rate                         18.81%

Class A-1 Certificate Rate                                6.8088%
Maximum Investor Certificate Rate                        12.6766%
Class A-1 Certificate Interest Distributed           1,055,514.44
Class A-1 Investor Certificate Interest Shortfall            0.00
before Draw
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                   0.00









Maximum Principal Dist. Amount (MPDA)                5,323,940.72
Alternative Principal Dist. Amount (APDA)            5,196,686.18
Rapid Amortization Period? (Y=1, N=0)                        0.00
Scheduled Principal  Distribution Amount (SPDA)      5,196,686.18

Principal  allocable to Class A-1                    5,196,686.18

SPDA deposited to Funding Account                            0.00
Subsequent Funding Mortgage Loans Purchased in               0.00
Period
Cumulative Subsequent Funding Mortgage Loans       100,781,997.58
Purchased


Accelerated Principal Distribution Amount                    0.00

APDA allocable to Class A-1                                  0.00


Reimbursement to Credit Enhancer                             0.00

Spread Trigger hit?                                            No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss          120,337.71
Amount


Cumulative Investor Liquidation Loss Amount            120,337.71

Total Principal allocable to A-1                     5,317,023.89


Beginning Class A-1 Certificate Principal Balance  192,442,633.86

Ending Class A-1 Certificate Principal Balance     187,125,609.97




Pool Factor (PF)                                        0.2284031

Servicer Certificate (Page 2 of  3)

Distribution Date:                                     06/20/2000

Retransfer Deposit Amount (non 2.07 transfers)               0.00
Servicing Fees Distributed                             163,870.05
Beg. Accrued and Unpaid Inv. Servicing Fees                  0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                0.00
End. Accrued and Unpaid Inv. Servicing Fees                  0.00

Number of Mortgage Loans Retransferred pursuant                 0
to 2.07
Cumulative Number of Mortgage Loans Retransferred               0
pursuant to 2.07
Mortgage Loans Retransferred pursuant to 2.07 ($)            0.00
Cumulative Mortgage Loans Retransferred pursuant             0.00
to 2.07 ($)

Aggregate Investor Liquidation Loss Amount             120,337.71
Investor Loss Reduction Amount                               0.00

Beginning Pool Balance                             216,349,073.20
Ending Pool Balance                                211,019,365.36
Beginning Invested Amount                          196,644,060.86
Ending Invested Amount                             191,327,036.97
Beginning Seller Principal Balance                  19,705,012.34
Ending Seller Principal Balance                     19,692,328.39
Additional Balances                                    271,331.33



Beginning Funding Account Balance                            0.00
Ending Funding Account Balance                               0.00
Ending Funding Account Balance % (before any                0.00%
purchase of Subsequent Loans or release to
Certs.)
Ending Funding Account Balance % (after purchase            0.00%
of Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans               $0.00
Purchased in Period
Principal Collections to purchase Additional                $0.00
Balances and/or paid to Cert.

Excess Funding Amount                                       $0.00



Beginning Spread Account Balance                     2,100,714.00
Ending Spread Account Balance                        2,100,714.00

Beginning Seller Interest                                   9.11%
Ending Seller's Interest                                    9.33%

Delinquency & REO Status
   30 - 59 days (Del Stat 3)
     No. of Accounts
     Trust Balance                                            454
   60 - 89 days (Del Stat 4)                        15,135,752.54
     No. of Accounts                                          113
     Trust Balance                                   3,736,460.29
   90+ (Del Stat 5+)
     No. of Accounts                                          249
     Trust Balance                                   7,094,814.39
   270+ (Del Stat 11+)
     No. of Accounts                                          135
     Trust Balance                                   3,753,806.91
   REO
     No. of Accounts                                           40
     Trust Balance                                   1,160,685.75

Rapid Amortization Event ?                                     No
   Failure to make payment within 5 Business Days              No
of Required Date ?
   Failure to perform covenant relating to                     No
Trust's Security Interest ?
   Failure to perform other covenants as                       No
described in the Agreement ?
   Breach of Representation or Warranty ?                      No
   Bankruptcy, Insolvency or Receivership                      No
relating to Seller ?
   Subject to Investment Company Act of 1940                   No
Regulation ?
   Servicing Termination ?                                     No
   Aggregate of Credit Enhancement Draw Amounts                No
exceed 1% of the Cut-off Balance and Pre-Funded
Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                     06/20/2000

Event of Default ?                                             No
   Failure by Servicer to make payment within 5                No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                     No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other covenants              No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                      No
relating to Master Servicer ?
   Trigger Event ?                                             No



Policy Fee Distributed to Credit Enhancer (Paid               N/A
directly from HFC)
Premium Distributed to Credit Enhancer                       0.00
Amount Distributed to Seller                           481,545.44
Master Servicer Credit Facility Amount                       0.00
Guaranteed Principal Distribution Amount                     0.00
Credit Enhancement Draw Amount                               0.00
Spread Account Draw Amount                                   0.00
Capitalized Interest Account Draw                            0.00
Amount re-imbursed to Credit Enhancer                        0.00
(5.01(a)(vi))
Amount paid to Trustee                                       0.00
Cumulative Draw under Policy                                 0.00
Net Yield                                                   4.63%


Total  Available Funds
     Aggregate Amount of Collections                 7,776,040.78
     Deposit for principal not used to purchase              0.00
subsequent loans
     Interest Earnings on the Pre-Funding Account            0.00
     Deposit from Capitalized Interest Account               0.00
     Total                                           7,776,040.78


Application of Available Funds
     Servicing Fee                                     163,870.05
     Prinicpal and Interest to Class A-1             6,372,538.33

     Seller's portion of Principal and Interest        481,545.44
     Funds deposited into Funding Account (Net)              0.00
     Funds deposited into Spread  Account                    0.00
     Excess funds released to Seller                   758,086.96
     Total                                           7,776,040.78



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer


Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                     06/20/2000


INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation            90.8920%
Percentage
Class A Certificateholder Fixed Allocation               97.3651%
Percentage

Beginning Class A-1 Certificate Balance            192,442,633.86


Class A-1 Certificate Rate                              6.808750%

Class A-1 Certificate Interest Distributed               1.288347

Class A-1 Certificate Interest Shortfall                 0.000000
Distributed

Remaining Unpaid Class A-1 Certificate Interest          0.000000
Shortfall


Rapid Amortization Event ?                                     No
Class A-1 Certificate Principal Distributed              6.489890

   Maximum Principal Distribution Amount                 6.498332
   Scheduled Principal  Distribution Amount              6.343007
(SPDA)
   Accelerated Principal Distribution Amount             0.000000
   Aggregate Investor Liquidation Loss Amount            0.146883
Distributed

Total Amount Distributed to Certificateholders           7.778237

Principal Collections deposited into Funding                 0.00
Account
Ending Funding Account Balance                               0.00

Ending Class A-1 Certificate Balance               187,125,609.97


Class A-1 Factor                                        0.2284031

Pool Factor (PF)                                        0.2284031

Unreimbursed Liquidation Loss Amount                           $0
Accrued Interest on Unreimbursed Liquidation Loss              $0
Amount
Accrued & Unpaid Interest on Unreimbursed                      $0
Liquidation Loss Amount

Class A Servicing Fee                                  163,870.05

Beginning Invested Amount                          196,644,060.86
Ending Invested Amount                             191,327,036.97
Beginning Pool Balance                             216,349,073.20
Ending Pool Balance                                211,019,365.36

Spread Account Draw Amount                                   0.00
Credit Enhancement Draw Amount                               0.00



Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                     06/20/2000

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 3)
     No. of Accounts                                          454
     Trust Balance                                  15,135,752.54

   60 - 89 days (Del Stat 4)
     No. of Accounts                                          113
     Trust Balance                                   3,736,460.29

   90+ (Del Stat 5+)
     No. of Accounts                                          249
     Trust Balance                                   7,094,814.39

   REO
     No. of Accounts                                           40
     Trust Balance                                   1,160,685.75

Aggregate Liquidation Loss Amount for Liquidated       132,396.33
Loans

Class A-1 Certificate Rate for Next Distribution    To be updated
Date


Amount of any Draws on the Policy                            0.00

Subsequent Mortgage Loans
     No. of Accounts                                         0.00
     Trust Balance                                           0.00
     Cumulative No. of Accounts                          3,249.00
     Cumulative Trust Balance                      100,781,997.58

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred                      0
pursuant to 2.07
    Cumulative Number of Mortgage Loans                         0
Retransferred pursuant to 2.07
    Mortgage Loans Retransferred pursuant to 2.07            0.00
($)
    Cumulative Mortgage Loans Retransferred                  0.00
pursuant to 2.07 ($)

